UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 18, 2023

Dyadic International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-55264 (Commission File Number)	45-0486747 (I.R.S. Employer Identification Number)
140 Intracoastal Pointe Drive, Suite 404 Jupiter, FL 33477
(Address of principal executive offices and zip code)
(561) 743-8333
(Registrant’s telephone number, including area code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	DYAI	The NASDAQ Stock Market LLC

Item 1.01. Entry into a Material Definitive Agreement.

On January 18, 2023, Dyadic International, Inc. (“Dyadic” or the “Company”) entered into a Securities Purchase Agreement under which the Company agreed to sell its equity interest in Alphazyme, LLC (the "Alphazyme Sale Agreement”). After taking into account the adjustments for the transaction and legal expenses, payments to the Company were approximately US$1.27 million in connection with the sale.  The Company also has the potential to receive additional payments based on the future sales of Alphazyme’s existing products, pursuant to the Alphazyme Sale Agreement.

The Amended and Restated Non-Exclusive Sublicense Agreement between Dyadic and Alphazyme, which was previously entered on June 24, 2020 (the “Alphazyme Sub-License Agreement”), remains in effect. Under the Alphazyme Sub-License Agreement, Dyadic is entitled to potential milestone and royalty payments upon the commercialization of Alphazyme products using Dyadic’s proprietary C1-cell protein production platform.

The sale of the Company’s Alphazyme equity interest was previously approved by Dyadic’s board of directors.

The foregoing descriptions of the Alphazyme Sale Agreement and Alphazyme Sub-License Agreement are only summaries of the material terms thereof, do not purport to be complete and are qualified in their entirety by reference to the full text of the Alphazyme Sale Agreement, which is filed a Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein and the full text of the Alphazyme Sub-License Agreement, which was filed as Exhibit 10.1 to a Current Report on Form 8-K filed on June 29, 2020 and incorporated by reference herein.

Item 8.01 Other Events

On January 19, 2023, the Company issued a press release regarding the Alphazyme Sale Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
The following exhibit is being filed herein:
Exhibit Number	Description

10.1(1)	Alphazyme Sale Agreement dated January 18, 2023
99.1	Press release dated January 19, 2023
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

(1) In accordance with Item 601(b)(10) of Regulation S-K, certain provisions or terms of the Alphazyme Sale Agreement have been redacted. The Company will provide an unredacted copy of the exhibit on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 23, 2023

Dyadic International, Inc.

By:	/s/ Mark A. Emalfarb
Name:	Mark A. Emalfarb
Title:	Chief Executive Officer